As Filed with the Securities and Exchange Commission on April 29, 2025
REGISTRATION NO. 333-143353
811-09137

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 32	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 119	☒

DELAWARE LIFE VARIABLE ACCOUNT I
(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Name of Depositor)
10555 Group 1001 Way
Zionsville, IN 46077
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (844) 448-3519
Michael S. Bloom, Chief Legal Officer and Secretary
Delaware Life Insurance Company
230 Third Avenue, 6th Floor
Waltham, MA 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2025 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

EXECUTIVE VARIABLE UNIVERSAL LIFE INSURANCE
DELAWARE LIFE VARIABLE ACCOUNT I
A FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUS
May 1, 2025
This prospectus describes the flexible premium corporate variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”), through Delaware Life Variable Account I (the “Variable Account”), one of our separate accounts. This prospectus provides disclosure about the Policy, including its material features, rights, obligations, restrictions, optional benefits and investment options. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information you should understand before purchasing a Policy. You should read this prospectus carefully and keep it for future reference.
When you invest in the Policy, you decide how to allocate your premium among a number of Sub-Accounts and the Fixed Account. You should consider which features are important to you and the amount of charges you are willing to pay relative to your needs for a death benefit. In deciding whether to purchase the optional Additional Protection Benefit, you should consider the desirability of the benefit relative to its additional cost and your death benefit needs.
If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this right to return or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
If you have any questions about your Policy, please contact us at our Service Address:
By mail — Delaware Life Insurance Company
Attn: Corporate Markets
230 Third Avenue, 6th Floor
Waltham, MA 02451
By express mail — Delaware Life Insurance Company
Attn: Corporate Markets
230 Third Avenue, 6th Floor
Waltham, MA 02451
By telephone — (888) 594-2654
By facsimile — (877) 795-5661
https://www.delawarelife.com/contact-us/contact-page
The Policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			Location In The Prospectus
Transaction Charges
You may be charged for transactions under the Policy. A front-end load may be charged on each premium payment. The front-end load for premiums up to and including the Target Premium differs from the front-end load for premiums in excess of the Target Premium. You may be charged for requested Policy illustrations. If the Loan Lapse Protection Rider is elected, a front-end load may be charged on the Election Date.
Fee Table – Transaction Fees Charges, Deductions And Refunds
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of the optional benefits available under the Policy. Certain fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view your Policy specifications page for rates applicable to your
Policy.
You will also bear expenses associated with the Funds under the Policy, as shown in the following table:
Fee Table Charges, Deductions And Refunds Appendix A – Funds Available Under The Policy
	Annual Fee	Minimum	Maximum
	Investment Options (Fund fees and expenses)[1]	0.34%[1]	2.44%[1]
[1] As a percentage of Fund net assets.
	RISKS			Location In The Prospectus
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks Of Investing In The Policy
Not a Short- Term Investment
●The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
●Full surrender of this Policy is discouraged in the early Policy Years because the front-end loads on premiums are higher in those years.
●Upon partial surrender, your death benefit protection may be reduced and your risk of lapse will increase. You may partially surrender the Policy only once per year and only after the Policy has been in force for one year.
●If You fully or partially surrender the Policy, You may be subject to income taxes and potential tax penalties. There may be tax consequences associated with Policy loans.

Risks Associated with Investment Options
●An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy (e.g., the Funds).
●Each Investment Option (including the Fixed Account) has its own unique risks.
●You should review the Investment Options before making an investment decision.

Insurance Company Risks
●An investment in the Policy is subject to the risks related to the Company.
●Any Company obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the
Company.
●Additional information about the Company, including its financial strength ratings, is available upon request by calling (888) 594-2654 or visiting https://www.delawarelife.com/our-company.

	RISKS (CONT.)	Location In The Prospectus
Policy Lapse
●Death benefits will not be paid if the Policy has lapsed.
●Poor investment performance, insufficient premiums, fees and charges, partial surrenders, and unpaid loans or loan interest could cause your
Policy to lapse and You could lose your insurance coverage.
●There are costs associated with reinstating a lapsed Policy.
●The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.
Insufficient Value
	RESTRICTIONS	Location In The Prospectus
Investments
●Certain Investment Options may not be available under your Policy.
●Transfers from the Fixed Account are subject to special restrictions that may prolong the time it takes to transfer Account Value from the Fixed
Account.
●Transfers between the Fund options are subject to additional restrictions designed to prevent short-term and disruptive trading.
●All transfers are subject to our consent, and we reserve the right to impose limitations on transfers.
●We reserve the right to remove or substitute Funds as Investment Options.
Appendix A – Funds Available Under The Policy Transfer Privileges Modification
Optional Benefits
●There is a charge for this benefit.
●Cannot be elected after the Policy is issued.
●Scheduled face amount increases only available if you elect Death Benefit
Option A or C.
●Scheduled increases terminate if you change from Death Benefit Option A or C.
●Scheduled increases terminate if you decrease face amount or change the amount or timing of scheduled increases.
●Terminates upon Policy lapse or termination.
Supplemental Insurance Face Amount
●There is a charge for this rider.
●Must be elected at issue.
●Cannot elect both this rider and the Payment of Stipulated Amount rider.
●Disability must begin while this rider is in force and continue for 6 months.
●Requires proof of eligibility
Supplemental Benefits – Waiver Of Monthly Deductions Rider
●There is a charge for this rider.
●Must be elected at issue.
●You must choose the amount of the monthly payment on your application.
●Payments continue while the disability continues but no later than the end of the payment option at the Insured’s age 65 or 70.
●Does not guarantee that Account Value will be sufficient to keep the
Policy in force.
●Cannot elect both this rider and the Waiver of Monthly Deductions rider.
●Disability must begin while this rider is in force and continue for 6 months.
●Requires proof of eligibility.
Supplemental Benefits – Payment Of Stipulated Amount Rider

	TAXES	Location In The Prospectus
Tax Implications
●You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●There is no additional tax benefit if the Policy is purchased through a tax-qualified plan.
●Full and partial surrenders will be subject to ordinary income tax, and may be subject to tax penalties.
About The Policy Federal Income Tax Considerations
	CONFLICTS OF INTEREST	Location In The Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the
Policy to You, including commissions, other cash compensation, and non-cash compensation. We may share the revenue we earn on this Policy with your investment professional’s firm. As a result of these compensation arrangements, your investment professional may have a financial incentive to offer or recommend this Policy over another investment.
Distribution Of Policy
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange a policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own your existing policy.

OVERVIEW OF THE POLICY
Purpose
The Policy provides corporations and other entities with life insurance coverage on employees or other persons in whose lives they have an insurable interest. The Policy is “variable” because the Policy’s cash value may increase or decrease depending on the performance of the Investment Options that you select. The Policy may be used in connection with various types of non-tax-qualified executive benefit plans. The Death Benefit will become payable if the Policy is in force at the time of the Insured’s death. The amount of the Death Benefit will depend on the Death Benefit option that you select, your Policy’s face amount, and the cash value of your Policy.
The Policy provides for life insurance coverage and the opportunity for tax-deferred asset accumulation. For favorable federal tax treatment, the Policy must meet the standards of one of the following: the Guideline Premium Test, or the Cash Value Accumulation Test, as described in this prospectus. You choose the applicable test in the Policy application. You may not change your election. The Policy may be appropriate for investors with long investment time horizons. It is not intended for investors who may need to make early or frequent withdrawals or who intend to frequently trade in the Policy’s Fund options. You should consider the Policy in conjunction with other insurance that you own.
The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. Under both the Cash Value Accumulation Test and the Guideline Premium Test tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex.
Premiums
Generally, you must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date. You choose the amount and timing of subsequent premium payments, within certain limits described in this prospectus. Payment of insufficient premiums may result in a lapse of the Policy. You may need to make premium payments at certain times and in certain amounts to keep your Policy in force. Even if you establish a fixed schedule of premium payments, making your planned payments does not guarantee that the Policy will remain in force.
We allocate your net premium payments among the Policy’s Investment Options according to your instructions. The Investment Options include:
●
Variable Investment Options. Each variable Investment Option (or Sub-Account) invests in the shares of a single underlying mutual fund (a Fund). Each Fund has its own investment objective, strategies, and risks; investment adviser(s); expenses; and performance history that you should consider before making an investment decision.
Additional information about each Fund is provided in an appendix to this prospectus. See “APPENDIX A - FUNDS AVAILABLE UNDER THE POLICY.”
●
Fixed Account. A fixed interest option that guarantees principal and a minimum rate of annual interest.
During the Right to Return Policy Period, your net premiums may be automatically allocated to a designated money market fund Investment Option, and upon expiration of the Right to Return Policy Period, we will automatically reallocate your Account Value to the Investment Options you selected.
Contract Features
●
Specified Face Amount. The Specified Face Amount is the minimum amount of life insurance in the Policy. Supplemental Insurance Face Amount is the amount of supplemental life insurance You elect. At any time, you may:
●
increase the Specified Face Amount or Supplemental Insurance Face Amount, subject to satisfactory evidence of the Insured’s insurability; or
●
decrease the Specified Face Amount or Supplemental Insurance Face Amount to a level not less than the minimum specified in the Policy.
●
Death Benefit Options:
You have a choice of three Death Benefit options:
●
the Specified Face Amount (Option A); or
●
the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or
●
the Specified Face Amount plus cumulative Premiums paid (Option C).
●
Transfers of Account Value Among Investment Options. You may transfer amounts among the Investment Options without tax implications, subject to any limits that we or the Funds may impose.
●
Accessing Your Money (Surrenders and Loans). You may access the money under your Policy through surrenders and loans. Surrenders and loans may be subject to income taxes and potential tax penalties.
●
At any time, you may fully surrender the Policy for its Cash Surrender Value, but the Policy will terminate and you will lose its life insurance coverage. Full surrender of this Policy is discouraged in the early Policy Years because the front-end loads on premiums are higher in those years.
●
You may make a partial surrender of only a portion of the Account Value, minus any outstanding Policy Debt, once per year after the Policy has been in force for one year. Upon partial surrender, your death benefit protection may be reduced and your risk of lapse will increase.
●
You may take a loan under your Policy using your Account Value as collateral. We will transfer that portion of Account Value held as collateral from the Investment Options to the Loan Account. Policy Debt accrues interest daily at a maximum annual rate of 4%. Taking a loan will increase your risk of lapse but may have preferential tax consequences compared to a partial surrender.
Other Benefits Available Under the Policy

For an additional description of the other benefits provided under the Policy, see “Other Benefits Available Under the Policy”.
●
Enhancement Benefit. The Enhancement Benefit may be provided at the discretion of the Company if You surrender your Policy and such surrender is not made as part of a tax-free exchange. The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.
●
Charitable Giving Benefit Rider. Allows you to name a Charitable Beneficiary who, when Policy Proceeds become payable, will receive a Charitable Gift Amount.
●
Waiver of Monthly Deductions Rider. Allows for the waiver of the monthly deductions under the Policy and any optional riders for all months for which the Insured suffers a total disability. There is an additional charge for this rider.
●
Payment of Stipulated Amount Rider. Allows for a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability. There is an additional charge for this rider.
●
Loan Lapse Protection Rider. Protects the Policy from lapse should the Policy Debt become the near equivalent of the Account Value. There is no cost for this rider unless it is exercised.
●
Travel Assistance Endorsement. This endorsement provides designated services through a third party when the covered person is more than 100 miles from home.
●
Asset Allocation. Rebalances your premium payments among the Sub-Accounts according to your selected static model.
●
Dollar Cost Averaging. Transfers a level amount from a designated money market fund Investment Option to one or more Sub-Accounts.
●
Asset Rebalancing. Permits the automatic rebalance of the Account Value among your Sub-Accounts to maintain the percentage allocation you selected.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value among Investment Options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1]		(as a percentage of premium)
Maximum Charge on Premium up to and including Target Premium:	Upon Premium Receipt	35%
Maximum Charge on Premium in Excess of Target Premium:		5.0%
Loan Lapse Protection Rider Charge[2]	On Rider Exercise Date	(as a percentage of Account Value)
Maximum Charge:		3.5%
Illustration Charge	Upon fulfillment of illustration request in any Policy Year
Maximum Charge:		$25.00
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance Charge for Specified Face Amount[3]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount Net Amount at Risk (“SFANAR”)
Maximum Charge:		$83.33
Minimum Charge:		$0.01
Representative Owner Charge:		$0.12
Cost of Insurance Charge for Supplemental Insurance Face Amount[3]	At the beginning of each Policy Month	(per $1000 of Supplemental Insurance Face Amount Net Amount at Risk)
Maximum Charge:		$83.33
Minimum Charge:		$0.01
Representative Owner Charge:		$0.12

Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge[4]	Daily	(as an annual percentage of the daily average net assets allocated to the Investment Options in the Variable Account)
Maximum Charge:		0.60%
Monthly Expense Charge	At the beginning of each Policy Month
Maximum Charge:		$10.00
Monthly Face Amount Charge[5]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount)
Maximum Charge:		$0.20
Minimum Charge:		$0.07
Representative Owner Charge:		$0.07
Flat Extra Charge[6]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)
Maximum Charge:		$50.00
Loan Interest[7]	At the end of each Policy Year	(as a percentage of Policy Debt)
Maximum Charge:		4.00%
Optional Benefit Charge
Waiver of Monthly Deductions Rider Charge[8]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)
Maximum Charge:		$0.19
Minimum Charge:		$0.01
Representative Owner Charge:		$0.007
Payment of Stipulated Amount Rider Charge[9]	At the beginning of each Policy Month	(per $100 of Stipulated Amount)
Maximum Charge:		$0.79
Minimum Charge:		$0.14
Representative Owner Charge:		$0.46
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found in Appendix A - Funds Available Under the Policy

Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.34%	2.44%

1
The Premium Expense Load on premium up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. Currently the Premium Expense Load on each premium payment up to and including Target Premium is 20% in Policy Year 1, 9% in Policy Years 2-10 and 3.25% thereafter. On premium payments in excess of the Target Premium, the current Premium Expense Load for Policy Year 1 is 3.5% for Policies with Investment Start Dates before October 3, 2011, and 5.0% for Policies with Investment Start Dates on and after October 3, 2011. For all Policies, the current Premium Expense Load on each premium payment in excess of Target Premium is 3.5% in Policy Years 2-10 and 3.25% thereafter.
2
The charge equals the excess of 99.5% of the Account Value over the Policy Debt.
3
The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, smoker, standard, medically underwritten, Issue Age 80, Policy Year 40 (20 for 1980 CSO Mortality Tables). The minimum charge assumes the owner and the Insured are the same person and it is for an Insured female, nonsmoker, super preferred, medically underwritten, Issue Age 20, Policy Year 1. The representative charge assumes the owner and the Insured are the same person and is for an Insured, male, nonsmoker, preferred, medically underwritten, Issue Age 45 in Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. An Insured is rated substandard if the mortality risk is higher due to a medical condition or hazardous occupation.
4
The Mortality and Expense Risk charge is deducted in all Policy Years.
5
The charge is based on the Specified Face Value Amount and the Issue Age of the Insured. The representative charge assumes the owner and the Insured are the same person and is for an Insured, Issue Age 45 in Policy Year 1. The charge shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.
6
This charge applies only if the Insured is rated a substandard risk. An Insured is rated substandard if the mortality risk is higher due to a medical condition or hazardous occupation. For Policies with Investment Start Dates before August 17, 2009, the maximum charge per $1000 of Specified Face Amount and Supplemental Insurance Face Amount is $20.00.
7
Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 4% in Policy Years 1-10 and 3.0% thereafter. However, amounts held as collateral in the Loan Account are credited interest daily at an effective annual rate of 3%. Therefore, the maximum net interest rate on outstanding loans is 1%.
8
The maximum charge possible is for an Insured, Issue Age 55. The minimum charge assumes the owner and the Insured are the same person and is for an Insured, Issue Age 20. The representative charge assumes the owner and the Insured are the same person and is for an Insured, Age 45. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.
9
The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge assumes the owner and the Insured are the same person and it is for an Insured male, Issue Age 20, benefit payable to age 65. The representative charge assumes the Owner and the Insured are the same person and is for an Insured, male, Issue Age 45, benefit payable to age 70. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss
You can lose money by investing in the Policy, including loss of principal. The Policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk
The Policy is not designed for short-term investing or for an investor who needs ready access to cash. At any time, you may fully surrender the Policy for its Cash Surrender Value, but the Policy will terminate and you will lose its life insurance coverage. This Policy is unsuitable if you plan to surrender it to meet short-term needs, particularly because the

Premium Expense Load is higher in the early Policy Years. The Policy has limited liquidity with respect to partial surrenders. You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.
We will usually pay any amount due from the Variable Account within seven days. We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months.
Fund Options Risk
Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Account Value goes up, and if they lose money, your Account Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account. The Company does not guarantee the performance of the Sub-Accounts or the underlying Funds.
Surrender Risk
You should carefully consider the risks associated with surrenders under the Policy (including a full or partial surrender). A full surrender will terminate the Policy and all of its benefits, including the Death Benefit. Reducing the Cash Surrender Value with a partial surrender will increase the risk of Policy lapse. In addition, a partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. Surrenders may be subject to income taxes and potential tax penalties.
Risk of Lapse
Death Benefit proceeds will not be paid if the Policy has lapsed. You may need to make premium payments at certain times and in certain amounts to prevent a lapse, even if you have made all planned premium payments. If, on a Valuation Date, the Account Value less the outstanding Policy Debt is less than or equal to zero, then the Policy will terminate for no value, subject to the Grace Period provision and certain riders available under the Policy. The grace period will allow 61 days from that Valuation Date for the payment of premium sufficient to cover the daily and monthly deductions from the Account Value. If you do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.
Poor investment performance, insufficient premiums, fees and charges, partial surrenders, and unpaid loans or loan interest could cause your Policy to lapse.
Certain riders available under the Policy may mitigate the risk of lapse. If you elect the optional Waiver of Monthly Deductions Rider or the optional Payment of Stipulated Amount Rider for an additional fee at issue, either of these riders reduce the risk of lapse if the Insured suffers a total disability. The standard Loan Lapse Protection Rider may also mitigate the risk of lapse for an additional fee if certain conditions are met.
There are costs associated with reinstating a lapsed Policy.
Policy Loan Risk
You may borrow from us against your Policy using your Account Value as collateral. Outstanding Policy loans are charged loan interest. Outstanding Policy loans and unpaid loan interest will reduce your Cash Surrender Value and increase the risk of Policy lapse. Policy loans may be subject to income taxes and potential tax penalties.

Risk of Adverse Tax Consequences
Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, surrenders, and loans. In general, for favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test or the Guideline Premium Test as described in this prospectus.
Premium Payment Risk
In certain circumstances, you may not be permitted to make a premium payment. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Code.
Transfer Risk
Any transfer restrictions under the Policy that are applicable to you may limit your ability to readily change how your Account Value is invested in response to changing market conditions or changes in your personal circumstances. Transfers from the Fixed Account are subject to special restrictions. These special restrictions may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, you should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.
Fixed Account and Loan Account Interest Rate Risk
We guarantee that we will credit interest to amounts you allocate to the Fixed Account or amounts held in the Loan Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.
Financial Strength and Claims-Paying Ability Risk
Our guarantees and obligations under the Policy, including the Base Death Benefit, the additional Supplemental Insurance Death Benefit if you elected the optional Supplemental Insurance Face Amount, amounts held in the Fixed Account or Loan Account, interest credited on amounts held in the Fixed Account or Loan Account, and the Enhancement Benefit are subject to our financial strength and long-term claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cyber Security Risks
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners. As such, our business is vulnerable to systems failures, cyber security incidents, and operational disruptions, any of which could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy.
Financial services companies and their service providers are increasingly targets of cyber-attacks. Cyber-attacks may be systemic (e.g., affecting infrastructure generally) or targeted (e.g., affecting our systems specifically). While we have established controls to help identify threats and protect our systems, our systems have in the past been, and will likely in the future be, subject to cyber-attacks or other cyber security incidents. There is no guarantee that we will always be successful in protecting our systems against future attacks or incidents.
The operational and information security risks to which we are exposed include (but are not limited to) utility outages; the loss, theft, misuse, corruption, destruction, or malicious encryption of data; interference with or denial of service; attacks on systems and websites; hardware and software malfunctions; physical break-ins; fraud; and unauthorized access or release of confidential customer information. Cyber security incidents may impede our ability to process Policy transactions, calculate Variable Accumulation Unit values, or otherwise administer the Policy. They could also subject us to regulatory fines, litigation, or financial losses and/or cause reputational damage. Cyber security incidents could impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds to lose value.
We are also exposed to risks related to natural and man-made disasters and other severe events, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, terrorist acts, and military actions, any of which could adversely affect our ability to conduct business operations. We maintain business continuity plans, but we cannot assure you that severe events will not impair our ability to administer the Policy. Severe events may impact our ability to calculate Variable Accumulation Unit values or process Policy transactions, and could have other possible negative impacts. They may also impact our service providers, financial intermediaries, the Funds, or the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, our service providers and intermediaries, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters or other severe events.
DELAWARE LIFE INSURANCE COMPANY
We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in all states (except New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our main administrative office address is 10555 Group 1001 Way, Zionsville, IN 46077.
The immediate parent company of Delaware Life Insurance Company is DLIC Sub-Holdings, LLC, a Delaware limited liability company formed on August 31, 2020. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter.
THE VARIABLE ACCOUNT
Delaware Life Variable Account I is one of our separate accounts established in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.
We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.
We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policy are, however, our general corporate obligations.
The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.
The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.
The Variable Account is divided into Sub-Accounts also known as Variable Investment Options. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.
THE FUNDS
The Policy offers a number of Fund options. Information regarding each Fund, including its (i) name, (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this prospectus. (See “APPENDIX A - FUNDS AVAILABLE UNDER THE POLICY ..”) Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses for the Funds carefully before investing. The Fund prospectuses and other information can be found at https://dfinview.com/DelawareLife/TAHD/86680A509?site=Life. You can also request this information at no cost at by calling (888) 594-2654. or by sending an email request to customer.relations@delawarelife.com.
Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.
The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.
As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
Selection of Funds
The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.
We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.

Payments We Receive
The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Policies for providing distribution and shareholder support services to the Funds, ranging up to 0.35% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.
These payments reflect in part expense savings by the Fund Groups for having, in the case of the Policies, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Policies. These payments are generally based on a percentage of the daily assets of the Funds under the Policies and other variable policies offered by Delaware Life and its affiliated insurers.
In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Policy, its features and the available investment options. Certain Fund Groups may also attend these meetings.
These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Policies. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Subaccounts under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Policy.
Fees, Expenses, and Restrictions of the Funds
Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary. Because Fund fees and expenses are assessed at the Fund level, you will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses.
Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.
Potential Conflicts
We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contract owners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contract owners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.
OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.
Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.
An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as We may determine, based on Our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.
ABOUT THE POLICY
This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.
Application and Issuance
To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.
We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.
Death Benefit Compliance Test
The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium you may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.
Initial Premium Payment
Generally, you must make an Initial Premium payment that will sustain the Policy for three months from its Issue Date. The amount of Initial Premium is determined by the Specified Face Amount, Supplemental Insurance Face Amount, death benefit option election, death benefit compliance test election, optional rider election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.
Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied, which will be the later of-
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the Issue Date, or
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the date a premium is paid equal to or in excess of the specified Initial Premium.
Insurable Interest Requirement
You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.
Right to Return Policy Period
If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (the “Right to Return Policy Period”). If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-
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the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

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the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom you purchased the Policy; and
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any fees or charges imposed on amounts allocated to the Investment Options.
If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance policies, without regard to the investment experience of the Variable Account. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.
If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.
Asset Allocation
One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.
Dollar Cost Averaging
You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to the MFS® U.S. Government Money Market Portfolio. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program. The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.
Asset Rebalancing
Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.
There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to waive the $1,000 minimum amount for asset rebalancing.

PREMIUM PAYMENTS
In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office.
General Limitations
We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.
Guideline Premium Test Limitations
The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits, if You have chosen this test as the applicable Death Benefit Compliance Test. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.
Planned Periodic Premiums
While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.
Allocation of Net Premium
Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.
You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract
Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.
We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.
SUPPLEMENTAL INSURANCE FACE AMOUNT
The Policy may be issued with a Supplemental Insurance Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the Supplemental Insurance Death Benefit. You will be required to specify the initial Supplemental Insurance Face Amount in the policy application.
The cost of the Supplemental Insurance Face Amount will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the Supplemental Insurance Face Amount is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the Supplemental Insurance Death Benefit are the same as those for the Base Death Benefit.
Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.
Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the Supplemental Insurance Face Amount. Target Premium will be lower for the Policy which has the greater Supplemental Insurance Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.
The Supplemental Insurance Death Benefit will terminate on the earliest of-
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our receipt of your written request for termination,
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the lapse of the Policy because of insufficient value, or
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the termination of the Policy.
Subject to our underwriting rules in effect at the time of request, You may choose to schedule increases in the Supplemental Insurance Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A or C to elect scheduled increases. If You have elected scheduled increases and change from death benefit option A or C, further scheduled increases will be cancelled as of the date of your change request. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Face Amount or change the amounts of scheduled increases or the dates those increases take effect, future scheduled increases will be cancelled as of the date of your election or change request.

DEATH BENEFIT
Policy Proceeds
If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-
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the amount of the Base Death Benefit, plus
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the amount of the Supplemental Insurance Death Benefit, minus
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the amount of any outstanding Policy Debt, plus
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the amount of any other supplemental benefits.
The amount of the Base Death Benefit and Supplemental Insurance Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.
Death Benefit Options
The Policy has three death benefit options. You will be required to select one of them in the policy application.
Option A - Specified Face Amount. Under this option, the Base Death Benefit is the greater of-
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the Policy’s Specified Face Amount, or
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the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.
Option B - Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-
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the Specified Face Amount plus the Gross Cash Surrender Value, or
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the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.
Option C - Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-
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the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or
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the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.
Option A provides a level amount of death benefit. Option B provides a fluctuating death benefit due to the inclusion of the Gross Cash Surrender Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Specified Face Amount Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your sales representative for an illustration to compare costs between Option B and Option C.
Supplemental Insurance Death Benefit
The Supplemental Insurance Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the Supplemental Insurance Face Amount.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive Due Proof of that death. The Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Supplemental Insurance Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.
You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 121 (100 if the 1980 CSO Mortality Tables apply), which may result in adverse tax consequences. You should consult a qualified tax professional prior to continuing the Policy beyond the Insured’s Attained Age 121 (100 if the 1980 CSO Mortality Tables apply).
Changes in the Death Benefit Option
You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.
Minimum Face Amount
Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount. In general, the Total Face Amount must be at least $100,000, of which the Specified Face Amount must be at least $10,000. We reserve the right to waive these minimums.
Changes in Face Amount
You may change the Specified Face Amount or Supplemental Insurance Face Amount, subject to our underwriting rules in effect at the time of the change. You must send your request for a change to us in writing. The Effective Date of Coverage for changes will be-
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for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and
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for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order.
Changing the Specified Face Amount or Supplemental Insurance Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount or Supplemental Insurance Face Amount.
Increases in Face Amount
An increase in the Specified Face Amount and Supplemental Insurance Face Amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased amounts.
Decreases in Face Amount
The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or Supplemental Insurance Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

●
first, to the most recent increase, either Specified Face Amount or Supplemental Insurance Face Amount, if any, whichever is most recent. If issued at the same time, Supplemental Insurance Face Amount first;
●
second, to the next most recent increases, either Specified Face Amount or Supplemental Insurance Face Amount, if any, in reverse chronological order. If issued at the same time, Supplemental Insurance Face Amount first;
●
third, to the initial Supplemental Insurance Face Amount, if any; and
●
finally, to the initial Specified Face Amount.

OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each optional benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Planned Periodic Premiums	Allows you to elect a voluntary schedule for making premium payments. We will send reminder notices in advance of the planned payments.	Standard
●Subject to our premium limits.
●Only annual, semiannual, quarterly, or
monthly payment schedules.
●Unscheduled payments are subject to our
approval.
●Schedule changes are subject to our
approval.
●We may suspend reminder notices if
premiums are not being paid.
●Does not prevent lapse. You may need to
make additional premium payments even
if you pay all planned premiums.

Enhancement Benefit	Returns a portion of your charges if you surrender during the first 7 Policy Years.	Standard
●Not available for surrenders made as part
of a tax-free exchange.
●The payment of this benefit is at the
discretion of the Company.
●No benefit after the first 7 Policy Years.
●The total amount of the benefit increases
as charges are deducted, initially by
100% of the charges, then by a
percentage that decreases over time.
●Does not increase the amount available
for Policy loan or partial surrender.

Policy Loans	Allows you to take a loan from us against your Account Value as collateral.	Standard
●Account Value held as collateral is held
in the Loan Account.
●Policy Debt accrues interest daily at a
maximum annual rate of 5%.
●Taking a loan will increase the risk of
lapse.
●Loans reduce the Cash Surrender Value
and Policy Proceeds.
●Loans may have tax consequences.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Supplemental Insurance Face Amount	Provides additional life insurance coverage under the Policy. Includes option to schedule increases in the supplemental face amount without additional evidence of insurability.	Optional
●There is a charge for this benefit.
●Cannot be elected after the Policy is
issued.
●Scheduled face amount increases only
available if you elect death benefit option
A or C.
●Scheduled increases terminate if you
change from Death Benefit Option A or
C.
●Scheduled increases terminate if you
decrease face amount or change the
amount or timing of scheduled increases.
●Terminates upon Policy lapse or
termination.

Asset Allocation Program	Allows you to participate in an asset allocation model that we may make available. Each model represents a combination of Sub-Accounts with a different level of risk.	Standard
●Models are “static,” meaning that the
percentage allocations among the
Sub-Accounts do not change.
●Rebalances quarterly.
●You can decide independently to change
your asset allocations at any time.
●Models may be affected by fund mergers,
liquidations, substitutions, or closures.
●We may terminate the program.

Dollar Cost Averaging Program
Allows you to allocate to a money market
Sub-Account and automatically transfer a
fractional amount to one or more
Sub-Accounts at regular time intervals
until the program is depleted or you elect to
stop.
Standard
●Minimum program allocation of $5,000.
●Program permits transfers to a maximum
of 12 Sub-Accounts.
●Only monthly or quarterly program
transfers.
●You cannot select Dollar Cost Averaging
and Asset Rebalancing at the same time.

Asset Rebalancing Program	Allows you to automatically transfer Account Value among the Sub-Accounts to maintain your selected percentage allocations.	Standard
●Only quarterly, semi-annual or annual
rebalancing available.
●Requires minimum total Sub-Account
allocations of $1,000.
●We may waive the minimum allocation.
●We may modify, suspend or terminate
the program.
●You cannot select Dollar Cost Averaging
and Asset Rebalancing at the same time.

Charitable Giving Benefit Rider	Allows you to designate a charitable beneficiary to receive an amount equal to 1% of the policy proceeds after the Insured’s death. Does not diminish the policy proceeds.	Standard	●Must be elected at issue. ●The charitable beneficiary must be listed in the Internal Revenue Code as an authorized recipient of charitable contributions.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Waiver of Monthly Deductions Rider	Provides a waiver of monthly policy charges for all months in which the Insured suffers a total disability.	Optional
●There is a charge for this rider.
●Must be elected at issue.
●Cannot elect both the Waiver of Monthly
Deductions Rider and the Payment of
Stipulated Amount Rider.
●Disability must begin while this rider is
in force and continue for 6 months.
●Requires proof of eligibility.

Payment of Stipulated Amount Rider	Provides for us to make monthly additions to Account Value while the Insured suffers a total disability.	Optional
●There is a charge for this rider.
●Must be elected at issue.
●You must choose the amount of the
monthly payment on your application.
●Payments continue while the disability
continues but no later than the end of the
payment option at the Insured’s age 65 or
70.
●Does not guarantee that Account Value
will be sufficient to keep the policy in
force.
●Cannot elect both the Waiver of Monthly
Deductions Rider and the Payment of
Stipulated Amount Rider.
●Disability must begin while this rider is
in force and continue for 6 months.
●Requires proof of eligibility.

Loan Lapse Protection Rider
Protects the policy from lapse if the
amount of Policy Debt becomes the near
equivalent of Account Value on or after the
Rider Exercise Date, which is the earliest
date on which all of the following have
occurred:
●Insured is age 75 or older
●Policy has been in force for 15 years
●Policy debt is greater than Specified Face
Amount
●Policy debt is 96% or more of Account
Value
●No more than 30% of policy debt is
attributable to loan activity in the
previous 36 months
●The sum of withdrawals equals the sum
of premiums paid
●We have received your request to
exercise the rider
Automatically attached to every Policy that
elects the Guideline Premium Test for
determining federal tax treatment.
Standard
●Not available unless the Policy elected
the Guideline Premium Test for
determining federal tax treatment.
●There is a charge if this rider is
exercised.
●Once the rider is exercised:
●All Account Value transfers
irrevocably to the Fixed Account
●No additional premium will be
accepted
●No additional increases or decreases to
Specified Face Amount
●Death Benefit equals 105% of Account
Value
●Monthly charges cease
●Supplemental riders terminate
●Tax consequences of exercising this rider
are uncertain.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Travel Assistance Endorsement
Provides designated services through a
third party when the covered person is
more than 100 miles from home. Services
may include:
●Medical consultation and evaluation
●Hospital admission guarantee
●Emergency evacuation
●Critical care monitoring
●Medically supervised repatriation
●Prescription assistance
●Emergency messaging
●Emergency counselling
●Transportation to join a patient
●Care for minor children
●Legal and interpreter referrals
●Return of mortal remains
		Standard	●May not be available in all states.
ACCOUNT VALUE
Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.
Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge, and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.
For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.
If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.
The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the Business Day we approve the policy application.

Account Value for Investment Options
The Account Value on the Investment Start Date equals-
●
that portion of Net Premium received and allocated to the Investment Options, minus
●
the Monthly Expense Charges and Monthly Face Amount Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus
●
the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.
The Account Value for Investment Options on subsequent Valuation Dates is equal to-
●
the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus
●
the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus
●
the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus
●
that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus
●
any amounts transferred by You to the investment options during the current Valuation Period, minus
●
any amounts transferred by You from the investment options during the current Valuation Period, plus
●
that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus
●
that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus
●
that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus
●
any illustration charge assessed during the current Valuation Period, minus
●
if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge and Monthly Face Amount Charge for the Policy Month just beginning charged to each Investment Option, minus
●
if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance charged to each Investment Option.
Net Investment Factor
The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-
●
the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus
●
the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus
●
a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.
The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.
Splitting Units
We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.
Account Value in the Loan Account
The Account Value in the Loan Account is zero on the Investment Start Date.
The Account Value in the Loan Account on any day after the Investment Start Date equals-
●
the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 3%, plus
●
any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus
●
any loan repayments made on that day.
Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.
Insufficient Value
The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below. The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.
Grace Period
If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions.
Insured’s Attained Age 121 (or 100 if 1980 CSO applies)
At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply), except that no further deduction for Monthly Cost of Insurance, Monthly Expense Charge and Monthly Face Amount Charge will be made.
The Policy may not qualify as life insurance beyond the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply), which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

SUPPLEMENTAL BENEFITS
The following supplemental benefits may be available in your state. Each rider or endorsement is subject to certain limitations and termination provisions. For additional information, please ask your sales representative.
Charitable Giving Benefit Rider
Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. This rider may be elected at issue and may be discontinued at any time by making written request to the Company. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. There is no charge for this rider.
Waiver of Monthly Deductions Rider
Under this rider, we will waive the monthly deductions under the Policy and any optional riders for all months for which the Insured suffers a total disability if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and Supplemental Insurance Face Amount. This rider must be elected at issue only and may be discontinued at any time by making written request to the Company. If the rider is discontinued, the rider charge will also be discontinued. If the Waiver of Monthly Deductions Rider is elected, the Payment of Stipulated Amount Rider cannot be elected.
Payment of Stipulated Amount Rider
Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply this factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being paid. This rider must be elected at issue only and may be discontinued at any time by making written request to the Company. If the rider is discontinued, the rider charge will also be discontinued. If the Payment of Stipulated Amount Rider is elected, the Waiver of Monthly Deductions Rider cannot be elected.

Loan Lapse Protection Rider
This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:
●
the Insured is 75 or older;
●
the Policy has been in force at least 15 years;
●
the outstanding Policy Debt is greater than the Specified Face Amount;
●
the outstanding Policy Debt equals or exceeds 96% of the Account Value;
●
not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
●
the sum of withdrawals made equals the sum of premiums paid; and
●
we have received your request to exercise the rider.
The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.
On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:
●
The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
●
The Death Benefit will be changed to equal 105% of the Account Value;
●
Monthly Deductions will cease;
●
No further premium will be accepted;
●
Specified face amount increases and decreases will no longer be permitted; and
●
All supplemental riders will terminate.
The rider automatically attaches to every Policy at issue that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.
You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.
Travel Assistance Endorsement
This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:
●
Medical Consultation and Evaluation
●
Hospital Admission Guarantee
●
Emergency Evacuation
●
Critical Care Monitoring
●
Medically Supervised Repatriation
●
Prescription Assistance
●
Emergency Message Transmission

●
Emergency Trauma Counseling
●
Transportation to Join Patient
●
Care for Minor Children
●
Legal and Interpreter Referrals
●
Return of Mortal Remains
“Covered Persons” are defined as:
(a)
For a Policy which is not trust-owned, the Insured and their dependents.
(b)
For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.
There is no charge for this endorsement. Ask your financial adviser for the brochure that provides additional detail about the endorsement.
Enhancement Benefit
An Enhancement Benefit may be provided if you surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit. The Enhancement Benefit represents a return of a portion of the charges paid under the Policy. When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.
The payment of an Enhancement Benefit is at the discretion of the Company. On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first seven Policy Years) and is calculated as follows:
●
Prior to the payment of the initial Premium, the Enhancement Benefit is zero.
●
Whenever a Premium Expense Load, Monthly Expense Charge or Monthly Face Amount Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.
●
Whenever a Monthly Cost of Insurance charge is deducted during years 1-2 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:
●
[(14 - M) divided by 36] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.
●
The Enhancement Benefit is zero after the end of the Enhancement Period.
The Enhancement Benefit is payable with respect to each Policy owned by the policyowner and is not contingent upon surrender of all such Policies.
TRANSFER PRIVILEGES
You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.
An acceptable transfer request will be executed as of the date our Service Office receives your transfer request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.
You may transfer a specified dollar amount or a specified percentage of an Investment Option’s value.
All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-
●
the minimum amount that may be transferred;
●
the frequency of transfers; and
●
the minimum amount that may remain in a Sub-Account following a transfer from that a Sub-Account.
We reserve the right to restrict amounts transferred to the Fixed Account from the Sub-Accounts.
We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.
Short-Term Trading
The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive Fund transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.
The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.
Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.
If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.
Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:
●
when a new broker of record is designated for the Policy;
●
when necessary in our view to avoid hardship to an Owner;
●
when underlying Funds are dissolved, merged or substituted.
If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.
The Funds’ Trading Policies
In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.
We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.
Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.
Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE
Surrender
By written request, you may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-
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the Account Value, minus
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the outstanding balance of any outstanding Policy Debt; plus
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any Enhancement Benefit.
Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.
Partial Surrenders
You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.
You may allocate a partial surrender among the Investment Options. If you do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender. A partial surrender will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request.
A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.
Policy Loans
Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 3%.
You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.
Interest on the policy loan will accrue daily at an annual rate of 4% in Policy Years 1 through 10 and 3.0% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.
Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.
All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.
Deferral of Payment
We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-
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the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;
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the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;
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an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or
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mandated by applicable law.
In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.
If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.
We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.
If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS
Premium Expense Load
We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.
Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.
For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.
Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.
Mortality and Expense Risk Charge
We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.
Monthly Expense Charge
We deduct a flat charge at the beginning of each month for administration costs. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $10.00 in any Policy Month. The Monthly Expense Charge is currently $5.00.
Monthly Face Amount Charge
We deduct a Monthly Face Amount Charge for administration and issue costs. The charge is based on the Specified Face Amount and the Issue Age of the Insured. The Monthly Face Amount Charge will not exceed $0.20 per $1000 of Specified Face Amount. The illustration provided at time of application will show your specific Monthly Face Amount Charge.

Monthly Cost of Insurance
We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge.
The Monthly Cost of Insurance equals the sum of (1), (2), (3) and (4) where:
(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Specified Face Amount Net Amount at Risk divided by 1,000. The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less the Account Value*;
(2)
is the Supplemental Insurance Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Supplemental Insurance Face Amount Net Amount at Risk divided by 1,000. The Supplemental Insurance Face Amount Net Amount at Risk equals the Supplemental Insurance Death Benefit, which is the Total Death Benefit minus the Base Death Benefit*;
(3)
is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount); and
(4)
is any Flat Extra specified in Section 1 of the Policy.
*Item (1) above is expressed algebraically as: the Specified Face Amount Monthly Cost of Insurance rate x [Specified Face Amount Net Amount at Risk ÷ 1000]. Item (2) above is expressed algebraically as: the Supplemental Insurance Face Amount Monthly Cost of Insurance rate x [Supplemental Insurance Face Amount Net Amount at Risk ÷ 1000].
The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.
The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the Supplemental Insurance Face Amount and each increase in Specified Face Amount or Supplemental Insurance Face Amount.
The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force, the Insured’s sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, cost of insurance rates are based on the 2017 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.
Other Charges and Expenses
We reserve the right to impose a charge for in-force illustrations, as more fully described in the section entitled “Illustrations”. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans”. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 ($20.00 for Policies with Investment Start Dates before August 17, 2009) per $1000 of

Specified Face Amount and Supplemental Insurance Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.
Directed Deductions
You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Monthly Face Amount Charge and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.
Reduction of Charges
We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.
TERMINATION OF POLICY
The Policy will terminate on the earliest of-
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the date we receive (in Good Order) your request to surrender,
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the expiration date of the grace period due to insufficient value, or
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the date of Insured’s death.
If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies, regardless of your Investment Start Date. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.
Reinstatement
Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-
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make a request for reinstatement within three years from the date of termination;
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submit satisfactory evidence of insurability to us; and
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pay an amount, as determined by us, sufficient to put the Policy in force.
An amount sufficient to put the Policy in force is:
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the monthly deductions overdue at the end of the grace period; plus
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any excess of Policy Debt over Cash Value at the end of the grace period; plus
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three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus
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three times the Monthly Expense Charges applicable at the date of reinstatement; plus
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three times the Monthly Face Amount Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.
OTHER POLICY PROVISIONS
Alteration
Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.
Assignments
During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.
Owner and Beneficiary
The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless you provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to you. If you are also the Insured, the Policy Proceeds will be paid to your estate.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.
Reports to Owners
We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.
Illustrations
Upon request, we will provide you with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.
Suicide
If the Insured commits suicide within two years after the Investment Start Date, We will not pay any part of the Policy Proceeds. We will refund to You the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

Incontestability
All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Death Benefit over premium paid, reinstatement, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application and was a material misrepresentation. In the absence of fraud, after a Policy has been in force during the lifetime of the Insured for a period of two years from its Investment Start Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of the increase. Any increase in Death Benefit over premium paid or increase in Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.
Misstatement of Age or Sex
If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.
Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).
Misstatement discovered prior to death - The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).
Addition, Deletion or Substitution of Investments
Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.
Nonparticipating
The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.
Modification
Upon notice to You, we may modify the Policy if that modification-
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is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;
●
is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;
●
is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or
●
adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained. We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.
Entire Contract
Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.
VOTING RIGHTS
We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.
We will determine the number of shares for which you are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund. We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.
We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.
DISTRIBUTION AND UNDERWRITING OF THE POLICY
The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue, 6th Floor, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. Clarendon does not retain any portion of the Commissions payable to the Selling Broker-Dealers.
The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of:
●
up to 0.15% per annum of Account Value for Policy Years one through twenty; and
●
up to 0.10% per annum of Account Value thereafter.
We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.
The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.
In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker- Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.
In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.
As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation they, or the Selling Broker-Dealer for which they work, may receive in connection with your purchase of the Policy.
During 2022, 2023, and 2024, approximately $77,886, $77,724, and $79,738, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.
FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005, as U.S.-source income that is subject to U.S. income tax withholding and reporting.
Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.
Our Tax Status
We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.
Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.
Taxation of Policy Proceeds
Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.
To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.
IRS Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.
For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.
Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.
The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.
IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Code for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).
In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.
The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.
We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.
If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.
If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified

Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1∕2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.
There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax professional regarding such deductions.
Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.
The term “Investment in the Policy” means-
●
the aggregate amount of any premiums or other consideration paid for a Policy, minus
●
the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus
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the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.
The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.
Section 13521 of the Tax Cuts and Jobs Act of 2017 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.
The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.
If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.
Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.
A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax professional. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.
The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.
A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.
The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional for more information.
Withholding
We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.
Tax Return Disclosure
The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.
We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to the offering or sale of a Policy.
We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.
Tax Shelter Regulations
Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
Corporate Alternative Minimum Tax
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax if the owner is subject to that tax.
Other Tax Considerations
The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
For 2025, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $13,990,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income
A 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.
Tax Cuts and Jobs Act of 2017
On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Loan Lapse Protection Rider
This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.
OTHER INFORMATION
State Regulation
We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.
We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.
Legal Proceedings
The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Registration Statements
This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.
Financial Statements
The financial statements of the Company which are included in the Statement of Additional Information (“SAI”) should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.
The financial statements of the Variable Account for the year ended December 31, 2024 are also included in the SAI.

APPENDIX A - FUNDS
AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/DelawareLife/TAHD/86680A509?site=Life. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (888) 594-2654, or by sending an email request to customer.relations@delawarelife.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. A Fund’s past performance is not necessarily an indication of future performance.
Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Moderate	AB Variable Products Series Fund, Inc. Balanced Hedged Allocation Portfolio Class B1	AllianceBernstein, L.P.	0.95%[2]	8.58%	4.14%	5.18%
Equity - Global Large Cap	AB Variable Products Series Fund, Inc. International Value Portfolio Class B3	AllianceBernstein, L.P.	1.17%	4.81%	3.29%	3.00%
Fixed Income - US	American Funds Insurance Series® American High-Income Trust® Class 2	Capital Research and Management Company	0.58%[2]	9.67%	5.54%	5.32%
Equity - Global Large Cap	American Funds Insurance Series® Capital World Growth and Income Fund® Class 2	Capital Research and Management Company	0.67%[2]	14.00%	7.29%	8.45%
Equity - Global Large Cap	American Funds Insurance Series® Global Growth Fund Class 2	Capital Research and Management Company	0.66%[2]	13.68%	9.76%	10.74%
Equity - Global Mid/ Small Cap	American Funds Insurance Series® Global Small Capitalization Fund Class 2	Capital Research and Management Company	0.90%[2]	2.33%	3.01%	5.81%
Equity - US Large Cap Growth	American Funds Insurance Series® Growth Fund Class 2	Capital Research and Management Company	0.59%	31.61%	18.83%	16.58%
Equity - US Large Cap Blend	American Funds Insurance Series® Growth-Income Fund Class 2	Capital Research and Management Company	0.53%	24.23%	13.01%	12.20%
Equity - Global Large Cap	American Funds Insurance Series® International Fund Class 2	Capital Research and Management Company	0.78%	3.16%	1.23%	4.01%
Fixed Income - US	American Funds Insurance Series® The Bond Fund of America® Class 2	Capital Research and Management Company	0.48%[2]	1.16%	0.32%	1.67%
Equity - US Large Cap Value	American Funds Insurance Series® Washington Mutual Investors Fund Class 2	Capital Research and Management Company	0.50%[2]	19.14%	12.18%	10.26%
Allocation - Moderate	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III	BlackRock Advisors, LLC / BlackRock International Limited, BlackRock (Singapore) Limited	1.01%[2]	9.01%	5.74%	5.33%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Large Cap Growth Fund Class 2	Columbia Management Investment Advisers, LLC	0.97%	31.01%	17.18%	14.97%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Small Cap	Deutsche DWS Investments VIT Funds DWS Small Cap Index VIP Class B4	DWS Investment Management Americas, Inc. / Northern Trust Investments, Inc.	0.68%[2]	10.89%	6.77%	7.23%
Allocation - Moderate	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Balanced Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Equity - US Large Cap Growth	Variable Insurance Products Fund II Fidelity® Variable Insurance Products Contrafund® Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2020 Portfolio Service Class 2[4]	Fidelity Management & Research Company, LLC	0.71%	7.40%	4.89%	5.76%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2030 Portfolio Service Class 2[4]	Fidelity Management & Research Company, LLC	0.76%	9.14%	6.25%	7.03%
Equity - US Large Cap Blend	Variable Insurance Products Fund II Fidelity® Variable Insurance Products Index 500 Portfolio Service Class 2	Fidelity Management & Research Company, LLC / Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%
Equity - US Mid Cap	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Mid Cap Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
Equity - International All Cap	First Eagle Variable Funds First Eagle Overseas Variable Fund	First Eagle Investment Management, LLC	1.21%	6.10%	3.66%	4.43%
Allocation - Moderate	Franklin Templeton Variable Insurance Products Trust Franklin Allocation VIP Fund Class 2[4]	Franklin Advisers, Inc. / Templeton Global Advisors Limited, Franklin Templeton Institutional, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC	0.82%[2]	9.15%	5.57%	5.38%
Allocation - Cautious	Franklin Templeton Variable Insurance Products Trust Franklin Income VIP Fund Class 2	Franklin Advisers, Inc.	0.72%	7.20%	5.29%	5.27%
Allocation - Aggressive	Franklin Templeton Variable Insurance Products Trust Franklin Mutual Shares VIP Fund Class 2	Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Small Cap	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund Class 2	Franklin Mutual Advisers, LLC	0.90%	11.71%	8.36%	8.17%
Fixed Income - US	Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund Class 2	Franklin Advisers, Inc.	1.04%	4.02%	1.19%	1.98%
Fixed Income - US	Franklin Templeton Variable Insurance Products Trust Franklin U.S. Government Securities VIP Fund Class 2	Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%
Equity - US Mid Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Value Fund Series II	Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Equity - US Large Cap Value	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Comstock Fund Series II	Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Equity - US Large Cap Blend	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Core Equity Fund Series I	Invesco Advisers, Inc.	0.80%	25.60%	12.35%	9.42%
Equity - US Large Cap Growth	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Discovery Large Cap Fund[5] Series II	Invesco Advisers, Inc.	1.05%[2]	33.82%	15.76%	12.97%
Allocation - Moderate	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Equity and Income Fund Series II	Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. EQV International Equity Fund Series I	Invesco Advisers, Inc.	0.90%	0.62%	3.23%	4.36%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Global Fund Series II	Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Equity - US Large Cap Blend	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Main Street Fund® Series II3	Invesco Advisers, Inc.	1.05%[2]	23.39%	11.81%	10.97%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® Blended Research® Small Cap Equity Portfolio Initial Class	Massachusetts Financial Services Company	0.57%[2]	4.95%	6.20%	8.03%
Allocation - Cautious	MFS® Variable Insurance Trust III MFS® Conservative Allocation Portfolio Initial Class	Massachusetts Financial Services Company	0.69%	5.86%	3.52%	4.98%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Corporate Bond Portfolio Service Class	Massachusetts Financial Services Company	0.88%[2]	2.70%	0.23%	2.27%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - Global Emerging Markets	MFS® Variable Insurance Trust II MFS® Emerging Markets Equity Portfolio Service Class	Massachusetts Financial Services Company	1.48%[2]	11.31%	0.24%	3.14%
Equity - Real Estate Sector	MFS® Variable Insurance Trust III MFS® Global Real Estate Portfolio Initial Class	Massachusetts Financial Services Company	0.90%[2]	-2.69%	0.91%	4.72%
Allocation - Cautious	MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio Service Class	Massachusetts Financial Services Company	1.03%[2]	4.68%	2.87%	3.66%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Government Securities Portfolio Service Class	Massachusetts Financial Services Company	0.81%[2]	0.53%	-1.04%	0.41%
Allocation - Aggressive	MFS® Variable Insurance Trust III MFS® Growth Allocation Portfolio Initial Class	Massachusetts Financial Services Company	0.79%	10.34%	6.86%	8.03%
Equity - US Large Cap Growth	MFS® Variable Insurance Trust MFS® Growth Series Initial Class	Massachusetts Financial Services Company	0.72%[2]	31.47%	14.74%	15.11%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® High Yield Portfolio Initial Class	Massachusetts Financial Services Company	0.72%[2]	6.92%	3.18%	4.23%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Inflation-Adjusted Bond Portfolio Initial Class	Massachusetts Financial Services Company	0.60%[2]	-3.94%	-2.23%	-0.25%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® International Growth Portfolio Service Class	Massachusetts Financial Services Company	1.13%[2]	8.76%	5.84%	7.56%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Limited Maturity Portfolio Initial Class	Massachusetts Financial Services Company	0.48%[2]	5.30%	2.27%	2.17%
Equity - US Mid Cap	MFS® Variable Insurance Trust MFS® Mid Cap Growth Series Initial Class	Massachusetts Financial Services Company	0.80%[2]	14.72%	9.10%	11.70%
Equity - US Mid Cap	MFS® Variable Insurance Trust III MFS® Mid Cap Value Portfolio Initial Class	Massachusetts Financial Services Company	0.79%[2]	13.75%	9.74%	9.05%
Allocation - Moderate	MFS® Variable Insurance Trust III MFS® Moderate Allocation Portfolio Initial Class	Massachusetts Financial Services Company	0.71%	8.31%	5.38%	6.51%
Equity - US Small Cap	MFS® Variable Insurance Trust MFS® New Discovery Series Initial Class	Massachusetts Financial Services Company	0.87%[2]	6.72%	4.96%	9.19%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® New Discovery Value Portfolio Initial Class	Massachusetts Financial Services Company	0.88%[2]	9.52%	8.71%	9.95%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Research International Portfolio Service Class	Massachusetts Financial Services Company	1.14%[2]	2.78%	3.64%	4.95%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust MFS® Research Series Initial Class	Massachusetts Financial Services Company	0.76%[2]	18.87%	11.88%	11.66%
Fixed Income - US	MFS® Variable Insurance Trust MFS® Total Return Bond Series Initial Class	Massachusetts Financial Services Company	0.53%[2]	2.55%	0.39%	1.89%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Moderate	MFS® Variable Insurance Trust MFS® Total Return Series Service Class	Massachusetts Financial Services Company	0.86%[2]	7.46%	5.89%	6.20%
US Money Market	MFS® Variable Insurance Trust II MFS® U.S. Government Money Market Portfolio Initial Class[6]	Massachusetts Financial Services Company	0.45%[2]	4.84%	2.14%	1.39%
Equity - Utilities Sector	MFS® Variable Insurance Trust MFS® Utilities Series Service Class	Massachusetts Financial Services Company	1.04%[2]	11.34%	5.61%	6.02%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Initial Class	Massachusetts Financial Services Company	0.69%[2]	11.61%	8.03%	8.63%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Service Class	Massachusetts Financial Services Company	0.94%[2]	11.35%	7.76%	8.36%
Equity - US Mid Cap	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II	Morgan Stanley Investment Management, Inc.	1.05%[2]	41.73%	11.11%	12.02%
Commodities Broad Basket	PIMCO Variable Insurance Trust PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	Pacific Investment Management Company LLC	2.28%[2]	4.16%	7.10%	1.65%
Fixed Income - Emerging Markets	PIMCO Variable Insurance Trust PIMCO Emerging Markets Bond Portfolio Administrative Class	Pacific Investment Management Company LLC	1.28%	7.53%	0.92%	3.37%
Allocation - Moderate	PIMCO Variable Insurance Trust PIMCO Global Managed Asset Allocation Portfolio Administrative Class	Pacific Investment Management Company LLC	1.18%[2]	10.81%	6.11%	5.85%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Real Return Portfolio Administrative Class[3]	Pacific Investment Management Company LLC	1.07%	2.13%	1.93%	2.16%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Total Return Portfolio Administrative Class[3]	Pacific Investment Management Company LLC	0.79%	2.53%	-0.03%	1.53%
Equity - Global Large Cap	Franklin Templeton Variable Insurance Products Trust Templeton Growth VIP Fund Class 2	Templeton Global Advisors Limited / Templeton Asset Management Ltd	1.12%[2]	5.40%	4.60%	4.08%
Equity - US Small Cap	Wanger Advisors Trust Wanger Acorn[7,3]	Columbia Wanger Asset Management, LLC	0.91%[2]	14.18%	4.58%	8.12%

1
This Fund employs a managed volatility strategy intended to reduce volatility of returns. Please refer to “THE FUNDS” and the Fund’s prospectus for more information.
2
The Fund’s current expenses are subject to a temporary expense reimbursement and/or fee waiver. Please refer to the Fund’s prospectus for more information.
3
Only available for investment under Policies with Investment Start Dates prior to October 6, 2008.
4
Not available for investment of new premium or transfers on and after November 15, 2010.
5
Prior to April 30, 2025, the name of this fund was Invesco V.I. Capital Appreciation Fund.
6
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this Fund may become low and possibly negative.
7
On or about June 2, 2025, this fund will become part of the Columbia Funds Variable Series Trust and the name of this fund will change to Columbia Variable Portfolio – Acorn Fund.

APPENDIX B -GLOSSARY
OF POLICY TERMS
Account Value - The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.
Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.
Attained Age - The Insured’s Issue Age plus the number of completed Policy Years.
Base Death Benefit - The death benefit under the Policy, exclusive of any Supplemental Insurance Death Benefit or any other supplemental benefits.
Business Day - Any day that we are open for business.
Cash Surrender Value - The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.
Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.
CSO - The Commissioners Standard Ordinary (CSO) Mortality Table is an actuarial table used to calculate reserve requirements for the Company. It is the legally recognized method for calculating required reserves and nonforfeiture values for the Company.
Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.
Death Benefit - The sum of the Base Death Benefit and any Supplemental Insurance Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.
Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.
Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.
Fixed Account - The portion of the Account Value funded by assets invested in our General Account.
Flat Extra - An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Face Amount.
Fund - A mutual fund in which a Sub-Account invests.
General Account - The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.
Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.
Gross Cash Surrender Value - The Account Value increased by any Enhancement Benefit.

Initial Premium - The amount necessary to put the coverage in force. It is generally an amount sufficient to keep the Policy in force for three months.
Insured - The person on whose life the Policy is issued.
Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.
Investment Start Date - The date the first premium is applied, which will be the later of:
●
the Issue Date or
●
the Business Day we approve the application for a Policy.
Issue Age - The Insured’s age as of the Insured’s birthday nearest the Issue Date.
Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.
Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.
Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.
Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount, any Supplemental Insurance Face Amount and additional benefits provided by rider.
Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration costs.
Monthly Face Amount Charge - A monthly deduction, based on the Specified Face Amount, for administration and issue costs.
Net Amount at Risk - The Net Amount at Risk equals the Death Benefit minus the Account Value.
Net Premium - The amount you pay as the premium minus the Premium Expense Load.
Policy - The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.
Policy Debt - The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.
Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.
Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.
Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.
Premium Expense Load - The percentage charge applied to premium. It includes two elements. One element is for state and federal tax obligations and the other element is a sales load to cover costs related to policy issuance.
SEC - Securities and Exchange Commission.

Service Office – 230 Third Avenue, 6th Floor, Waltham, MA 02451, or such other address as We may hereafter specify to You by written notice.
Specified Face Amount - The amount of life insurance coverage you request, as specified in the Policy.
Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.
Supplemental Insurance Death Benefit - The death benefit associated with the Supplemental Insurance Face Amount.
Supplemental Insurance Face Amount - The amount of additional life insurance coverage you request as specified in the Policy.
Target Premium - An amount of premium specified as such in the Policy, used to determine our Premium Expense Load deductions.
Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.
Total Face Amount - The sum of the Specified Face Amount and Supplemental Insurance Face Amount.
Unit - A unit of measurement that we use to calculate the value of each Sub-Account.
Unit Value - The value of each Unit of assets in a Sub-Account.
Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.
Valuation Period - The period of time from one Valuation Date to the next Valuation Date.
Variable Account - Delaware Life Variable Account I, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.
You - The owner of the Policy.

The Statement of Additional Information (“SAI”) dated May 1, 2025 includes additional information. The SAI is incorporated by reference into this prospectus. The SAI is available without charge at https://dfinreports.com/DelawareLife, by calling 1-888-594-2654, or by sending an email request to customer.relations@delawarelife.com. The SAI is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A509?site=Life.
Reports and other information about the Variable Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. C000051351

PART B

EXECUTIVE VARIABLE UNIVERSAL LIFE INSURANCE
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
DELAWARE LIFE VARIABLE ACCOUNT I (the “Variable Account”)
A SEPARATE ACCOUNT OF
DELAWARE LIFE INSURANCE COMPANY (“Delaware life”)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Executive Variable Universal Life Insurance Prospectus. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated May 1, 2025, as supplemented, which may be obtained without charge at https://dfinreports.com/DelawareLife, or calling (888) 594-2654, or writing to Delaware Life Insurance Company, Attn:  Corporate Markets, 230 Third Avenue, 6th Floor, Waltham, MA 02451. The Prospectus is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A509?site=Life.

DELAWARE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
DLIC Sub-Holdings, LLC is the Company’s immediate parent company. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: DLIC Sub-Holdings, LLC, DLIC Holdings, LLC, Group 1001 Insurance Holdings, LLC, Group 1001, Inc., TWG Financial Holdings, LLC (f.k.a. Delaware Life Holdings Parent, LLC), TWG Global Holdings, LLC (f.k.a. Delaware Life Holdings Parent II, LLC), DLHPII Equity Participation Company, LLC, and DLICM, LLC.
Delaware Life Variable Account I, was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.
OTHER SERVICE PROVIDERS
Andesa Services Inc. (“Andesa”) and Delaware Life previously entered into the Software and Services Agreement under which Andesa provides Delaware Life the right to use the Andesa system by remote access to administer the Policies. Policy owner records are maintained on the Andesa system. Delaware Life paid Andesa $445,794, $450,117, and $414,461 for services provided in 2022, 2023, and 2024, respectively. The amounts include payment for all company-owned life insurance policies Andesa administers on behalf of the Company. Delaware Life has assigned this agreement to Somerset Reinsurance, Ltd. (“Somerset Re”) as part of a reinsurance and servicing arrangement described below.
Delaware Life completed a reinsurance transaction to cede its Corporate Owned Life Insurance (“COLI”) block of business to Somerset Re. Under the transaction, Somerset Re has assumed substantially all existing liabilities related to the COLI policies by reinsurance treaties. Delaware Life also entered into an administrative services agreement with Somerset Re, and Somerset Re, in turn, entered into a sub administrative services agreement with Nautilus Management Services, Inc. (“Nautilus”). As part of the transaction, first, Delaware Life and Andesa agreed to the assignment of the Andesa services agreement described above to Somerset Re and following the first assignment, Andesa and Somerset Re then agreed to the assignment of the services agreement to Nautilus. Delaware Life paid Somerset Re $84,353 for services provided in 2024.
The Somerset Re reinsurance treaties covering the Policies provide for the reinsurance of 100% of the General Account liabilities of the Policies and 50% of the related mortality risk on a yearly renewable term basis. Delaware Life or its affiliates retains 50% of any mortality risk not ceded under these treaties.
CUSTODIAN
Delaware Life is the Custodian of the assets of the Variable Account. Its main administrative offices are at 10555 Group 1001 Way, Zionsville, IN 46077. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.
2

EXPERTS
The financial statements of Delaware Life Insurance Company as of December 31, 2024 and 2023 and for each of the years in the three-year period ended, and the financial statements of each of the sub-accounts of Delaware Life Variable Account I, as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated April 17, 2025, of Delaware Life Insurance Company includes explanatory language that states that the financial statements are prepared by Delaware Life Insurance Company using statutory accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.
DISTRIBUTION AND UNDERWRITING OF THE POLICY
The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue 6th Floor, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two and after. We may also pay a commission of:
●
up to 0.15% per annum of Account Value for Policy Years one through twenty; and
●
up to 0.10% per annum of Account Value thereafter.
We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount. Clarendon does not retain any portion of the commissions payable to Selling Broker-Dealers.
The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.
3

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.
In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.
As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.
You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2022, 2023, and 2024 were approximately $283,119, $281,249, and $286,301 respectively.
THE POLICY
To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other
4

underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables.
Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.
Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.
For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.
Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.
Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.
Increase in Face Amount. You may request an increase in the Specified Face Amount or Supplemental Insurance Face Amount. You may need to provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day on or following our approval of your request.
If there are increases in the Specified Face Amount or Supplemental Insurance Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and initial Supplemental Insurance Face Amount and each increase in the Specified Face Amount and Supplemental Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification
5

FINANCIAL STATEMENTS
The financial statements are incorporated by reference to Form N-VPFS filed on April 25 , 2025, for Delaware Life Insurance Company and Delaware Life Variable Account I. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.
6

PART C
ITEM 30. EXHIBITS
(a)
Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the
Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on
December  9, 1998.) Exhibit (a)

(b)	Not Applicable.
(c)(1)
Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the
Registration Statement on Form N-6, File No. 333-100829, filed on April  30, 2009.) Exhibit (c)(1)

(2)
Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective
Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April  30, 2009.) Exhibit
(c)(2)

(3)
Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment
No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April  27, 2010.) Exhibit (c)(3)

(4)
Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective
Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April  27, 2010.) Exhibit
(c)(4)

(5)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27,
2012.) Exhibit (c)(5)

(d)(1)	Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.) Exhibit (d)(1)
(2)
Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the
Registration Statement on Form N-6, File No. 333-143353, filed on September  19, 2007.) Exhibit (d)(2)

(3)
Payment of Stipulated Amount Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registration Statement on Form S-6, File No. 333-68601, filed on April  27, 1999.) Exhibit (d)(3)

(4)
Waiver of Monthly Deductions Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the
Registration Statement on Form N-6, File No. 333-143353, filed on September  19, 2007.) Exhibit (d)(4)

(5)
Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration
Statement on Form N-6, File No. 333-143353, filed on September  19, 2007.) Exhibit (d)(5)

(6)	Loan Lapse Protection Rider (Incorporated herein by reference to Registration Statement on Form N-6, File No. 333-144628, filed on July 17, 2007.) Exhibit (d)(6)
(7)
Scheduled Increases Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 7 to the
Registration Statement on Form N-6, File No. 333-143353, filed on May  20, 2009.) Exhibit (d)(7)

(e)(1)
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to
Registration Statement on Form N-6, File No. 333-143353, filed on May  30, 2007.) Exhibit (e)(1)

(2)
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to
Registration Statement on Form N-6, File No. 333-143353, filed on May  30, 2007.) Exhibit (e)(2)

(3)
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to
Registration Statement on Form N-6, File No. 333-143353, filed on May  30, 2007.) Exhibit (e)(3)

(4)
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to
Registration Statement on Form N-6, File No. 333-143353, filed on May  30, 2007.) Exhibit (e)(4)

(5)	Consent Form (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.) Exhibit (e)(5)
(6)
Scheduled Increases Application (Incorporated herein by reference to Post-Effective Amendment No. 7 to the
Registration Statement on Form N-6, File No. 333-143353, filed on May  20, 2009.) Exhibit (e)(6)

(f)(1)
Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective
Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File
No. 333-83516, filed on August  11, 2014.) Exhibit (f)(1)

(2)
Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration
Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August  11, 2014.) Exhibit
(f)(2)

(g)(1)
Form of Reinsurance Novation and Release Agreement by and among Delaware Life Insurance Company, Delaware
Life Reinsurance Company (Barbados) Corp., and Somerset Reinsurance Ltd. including the Amended and Restated
Coinsurance Agreement (COLI and Remainder BOLI) by and between Delaware Life Insurance Company and
Delaware Life Reinsurance Company (Barbados) Corp.*

(g)(2)	Form of COLI YRT Reinsurance Agreement by and between Somerset Reinsurance Ltd. And Delaware Life Insurance Company.*
(h)(1)
Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM
Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable
Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on February  3,
2000.) Exhibit (h)(1)

(2)
Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance
Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated
herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable
Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.) Exhibit (h)(2)

(3)
Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life
Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc.
(Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life
Variable Account F on Form N-4, File No. 333-225901, filed on October  1, 2018.) Exhibit (h)(3)

(4)
Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products
Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life
Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable
Account A on Form N-4, File No. 333-102278, filed December 31, 2002.) Exhibit (h)(4)

(5)
Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and
Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File
No. 333-225901, filed on October  1, 2018.) Exhibit (h)(5)

(6)
Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche
Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to
Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File
No. 333-65048, filed on July  3, 2002.) Exhibit (h)(6)

(7)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.),
Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S.
Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143353,
filed on May  30, 2007.) Exhibit (h)(7)

(8)
Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware
Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and
PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit
(h)(8)

(9)
Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor,
Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York
(Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6,
File No. 333-136435, filed on August  9, 2006.) Exhibit (h)(9)

(10)
Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance
Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and
Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1,
2018.) Exhibit (h)(10)

(11)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York,
Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated
herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File
No. 333-100831, filed on April  29, 2005.) Exhibit (h)(11)

(12)
Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company
(Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and
Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment
No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on
October  1, 2018.) Exhibit (h)(12)

(13)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill
Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable
Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.) Exhibit (h)(13)

(14)
Participation Agreement, dated October 1, 2008, as amended through May 7, 2018, by and among Delaware Life
Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and
Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on
October 1, 2018) Exhibit (h)(14)

(15)
Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware
Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and
III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1,
2018.) Exhibit (h)(15)

(h)(16)
Form of Letter Amendment to Participation Agreement, which removed Delaware Life Insurance Company of New
York as a party to the Participation Agreements, Exhibits (h)(4), (h)(7)-(h)(9), (h)(11)-(h)(12), and (h)(14)-(h)(15).*

(i)(1)
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada.
(Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life
Variable Account G on Form N-6, File No. 333-65048, filed on October  1, 2002.) Exhibit (i)(1)

(i)(2)	Form of Administrative Services Agreement between Delaware Life Insurance Company and Somerset Insurance Ltd.*
(j)	Not applicable
(k)(1)	Legal Opinion*
(2)	Representation of Counsel pursuant to Rule 485(b)*
(l)	Not applicable
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)
Form of Initial Template Summary Prospectus (Incorporated by reference to Post-Effective Amendment No. 30 to the
Registration Statement on Form N-6, File No. 333- 111688, filed on October 8, 2021); Exhibit (r)

(s)	Powers of Attorney*
(t)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures*
(u)	Organization Chart for DLIC Sub-Holdings, LLC, the Depositor and Registrant*
(v)	Consents of Independent Registered Public Accounting Firm*
*
Filed herewith.

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Michael K. Moran Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Curtis P. Steger Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Daniel J. Towriss Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Executive Officer
Michael S. Bloom Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Legal Officer and Secretary
Andrew F. Kenney Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Investment Officer
John J. Miceli, Jr. Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Treasurer
Ellyn M. Nettleton Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Accounting Officer
Martin B. Woll Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Operating Officer
Fang L. Wang Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Financial Officer
ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.
The organization chart of DLIC Sub-Holdings, LLC, the Depositor and Registrant is filed herewith as Exhibit (u). None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 33. INDEMNIFICATION
Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.
ITEM 34. PRINCIPAL UNDERWRITERS
(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account and Keyport Variable Account I.
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Colin J. Lake	President and Director
	Fang L. Wang	Director
	Michael S. Bloom	Secretary and Director
	James Joseph	Financial/Operations Principal
	John J. Miceli, Jr.	Treasurer
	Elizabeth T. Carey	Chief Compliance Officer
*
The principal business address of all directors and officers of the principal underwriter is 230 Third Avenue 6th Floor, Waltham,Massachusetts 02451.
(c) Not applicable.
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, and Andesa Services, Inc, 1611 Pond Road, Suite 210, Allentown, PA 18104.
ITEM 36. MANAGEMENT SERVICES
Not applicable.
ITEM 37. FEE REPRESENTATION
The Depositor represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2025.
DELAWARE LIFE VARIABLE ACCOUNT I (Registrant)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

DELAWARE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Dennis A. Cullen* Dennis A. Cullen	Director	April 29, 2025
/s/ Michael K. Moran* Michael K. Moran	Director	April 29, 2025
/s/ Curtis P. Steger* Curtis P. Steger	Director	April 29, 2025
/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President (Principal Executive Officer)	April 29, 2025
/s/ Ellyn M. Nettleton* Ellyn M. Nettleton	Chief Accounting Officer (Principal Accounting Officer)	April 29, 2025
/s/ Fang L. Wang* Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2025
*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact	April 29, 2025
*
Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Director and Officer signatures. Powers of Attorney are included herein as Exhibit (s). Resolution of the Board of Directors is included herein as Exhibit (t).

EXHIBIT INDEX
(g)(1)	Form of Reinsurance Novation and Release Agreement including Amended and Reinstated Coinsurance Agreement
(g)(2)	Form of COLI YRT Reinsurance Agreement
(h)(16)	Form of Letter Amendment to Participation Agreement
(i)(2)	Form of Administrative Services Agreement
(k)(1)	Legal Opinion
(k)(2)	Representation of Counsel Pursuant to Rule 485(b)
(s)	Powers of Attorney
(t)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures
(u)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC
(v)	Consents of Independent Registered Public Accounting Firm